UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12

Sharecare, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On the evening of June 21, 2024, Sharecare, Inc. posted the following on LinkedIn:

Important Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed transaction, including the benefits of the proposed transaction and the anticipated timing of consummation of the proposed transaction. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; and (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction. Descriptions of some of the other factors that could cause actual results to differ materially from these forward-looking statements are discussed in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Sharecare, Inc. (“Sharecare”). In connection with the proposed transaction, Sharecare will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Sharecare’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Sharecare may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to Sharecare’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, SHARECARE’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Sharecare’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Sharecare, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Sharecare, Inc., 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305, Attention: Investor Relations, investors@sharecare.com, or from Sharecare’s website www.sharecare.com.

Participants in the Solicitation

Sharecare and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Sharecare’s directors and executive officers is available in Sharecare’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Executive Compensation,” “Director Compensation” and “Stock Ownership” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in Sharecare’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Jeffrey T. Arnold on May  17, 2024; Form 4, filed by Dawn Whaley on May  17, 2024; Form 4, filed by Justin Ferrero on May  17, 2024; Form 4, filed by Carrie Ratliff on May  17, 2024; Form 4, filed by Michael Blalock on May  17, 2024; Form 4, filed by Colin Daniel on May  17, 2024; Form 4, filed by Jeffrey A. Allred on June  12, 2024; Form 4, filed by John Huston Chadwick on June  12, 2024; Form 4, filed by Kenneth R. Goulet on June  12, 2024; Form 4, filed by Brent D. Layton on June  12, 2024; Form 4, filed by Rajeev Ronanki on June  12, 2024; Form 4, filed by Rajeev Ronanki on June  18, 2024; Form 4, filed by Kenneth R. Goulet on June  18, 2024; Form 4, filed by Colin Daniel on June  18, 2024; Form 4, filed by Carrie Ratliff on June  18, 2024; Form 4, filed by Veronica Mallett on June  18, 2024; Form 4, filed by Jeffrey Sagansky on June  18, 2024; Form 4, filed by John Huston Chadwick on June  18, 2024; Form 4, filed by Justin Ferrero on June  18, 2024; Form 4, filed by Nicole Torraco on June  18, 2024; and Form 4, filed by Alan G. Mnuchin on June 18, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

On the evening of June 21, 2024, Sharecare, Inc. shared the following FAQ with employees:

Employee FAQs: Altaris acquisition

The below FAQs are designed to address follow-up questions employees and customers may have regarding the announcement of Sharecare being acquired by Altaris. A comprehensive set of FAQs for the employee integration plan will be developed and shared once the integration plan and timing has been established.

Table of Contents

•	Overview & Business Rationale

•	Communication & Transition Process

•	Customer / Prospect & Product Questions

•	Miscellaneous Questions

Overview & Business Rationale:

Question	Answer
What is happening?

Sharecare has entered into a definitive agreement to be acquired by Altaris Capital Partners, LLC, a leading healthcare-focused private equity firm, in a take-private transaction.

Following the completion of the acquisition, Sharecare will become a privately held company and its common stock will no longer be listed on the NASDAQ. The transaction is expected to close by the end of 2024, subject to certain closing conditions.

What are the terms of the transaction?	The terms of the transactions were outlined in the press release Sharecare issued on June 21, 2024. The release can be found in the Sharecare Press Room.

Who is the buyer?	Altaris is a leading healthcare-focused private equity firm. Here is a link to their website - https://altariscap.com.

Why are they interested in acquiring Sharecare?	Over the last decade, Sharecare has established itself as a leader in digital health – an industry that continues to showcase untapped growth potential. We expect there will be significant value in equipping Sharecare with additional financial and operational flexibility so we can continue to provide industry-leading solutions to our customers across our three business channels.

What is the history between Altaris and Sharecare?	We met Altaris during the strategic review process.

Why are they the best fit for our company’s future?

Following a comprehensive process, Sharecare’s Board of Directors determined that Altaris is the right partner because of its deep knowledge within the healthcare industry.

Through this go-private transaction with Altaris, Sharecare gains the support of an owner and investor that we believe shares in the company’s vision, strategic growth plan, and management team, and a commitment to maximizing the value of Sharecare’s potential across its three business channels.

Importantly, as a privately held company, we expect Sharecare will have additional financial and operational flexibility to continue providing industry-leading solutions to our customers across our three business channels while driving significant growth.

Will Sharecare’s three business channels remain intact?	Until this deal is closed, it will be business as usual at Sharecare and it is critical everyone stays focused on achieving our business objectives across our three business channels, which at this juncture, the plan is to keep them intact.

Do you anticipate this transaction will face scrutiny from the Department of Justice or Federal Trade Commission?	The transaction will be subject to customary review by the U.S. antitrust agencies. We believe the agency will clear the transaction, and as a result, we will be able to proceed – as a privately held company – with our joint mission to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide health and well-being by improving outcomes and reducing costs.

Will Sharecare continue to be independently operated?	Yes, the transaction with Altaris positions Sharecare to operate as a standalone privately held company.

Will the Sharecare leadership team remain in place once the deal is finalized?	With this transaction, we expect that Sharecare gains the support of an owner and investor that believes in the company’s vision, strategic growth plan, and management team, and shares a commitment to maximizing the value of Sharecare’s potential. Our leadership looks forward to working with our future investment partner to support and execute Sharecare’s strategic growth plan.

How will Sharecare employees benefit from this combination?	As a privately held company, Sharecare and our employees will benefit from the additional financial and operational flexibility the Altaris transaction will give us so they can continue their work to provide industry-leading solutions to customers across our three business channels.

Will Brent Layton remain Sharecare’s CEO after the transaction?	Yes. Alongside Sharecare’s current leadership team, Brent Layton will continue to serve as CEO, focused on driving significant growth for the business.

Will Jeff Arnold remain Sharecare’s executive chairman after the transaction?	Yes. Jeff Arnold will roll over a majority of his existing equity and continue to be one of the largest shareholders following this transaction. He will continue to serve as Sharecare’s Executive Chairman.

Are there plans to rebrand Sharecare as part of this transaction?	Upon close of the Altaris transaction, we expect Sharecare to continue operating under its existing brand. Regardless, between now and closing, it is business as usual.

What happened to the offer from Claritas Capital/John Chadwick?	Further details regarding the strategic review process will be in the Company’s proxy statement filed with the SEC.

Communications & Transition Process:

Question	Answer
What should I do during the pre-close period?

Until the transaction closes, it is critical that you continue to focus on your current role and responsibilities at Sharecare to ensure we deliver on our commitments to our clients and partners.

This proposed transaction is anticipated to close in the second half of 2024 and is subject to shareholder approval, regulatory approvals, and other customary closing conditions. Until the closing, Sharecare remains an independent, publicly traded company and we are committed to delivering the same support, innovation, and reliability our customers have come to expect from us.

What if someone from the media reaches out to me to ask questions?	You should continue to follow our company’s media policy and protocol. If a member of the media contacts you, indicate that you are not a spokesperson for the company and refer that person to [NAME REDACTED] in Corporate Communications: [EMALI REDACTED]

What if a shareholder, analyst, or financial institution contacts me to ask questions about the merger?	You should not provide information. If a member of the financial community, a stockholder, or anyone from a bank contacts you, indicate that you are not a spokesperson for the company and refer that person to [NAME REDACTED] in Corporate Communications: [EMAIL REDACTED]

How are we communicating this change to Sharecare’s customers and partners?	Only authorized leaders will be reaching out to our clients and partners; we have developed a coordinated communications plan with our respective business channel leads to explain this transaction to them to ensure they understand this deal, its potential in the future, and our continued focus on accelerating strategic growth and providing exceptional service to them and the populations they serve. If you are not designated to communicate with clients or partners but receive an inquiry, please coordinate with your manager and/or department lead.

What should I do if a customer asks a question I don’t have the answer to?	If you receive a question that you do not have the answer to, it is very important that you do not speculate or make up an answer. If you receive any questions or concerns from your clients, partners, or vendors, and are not sure how to address them, please contact the leader of your business channel [NAMES REDACTED].

Will anything change about how we do business with our customers/partners?	Until closing, everything is business as usual. In the meantime, it is critical that our customers and partners will continue to experience the same high-level of service they have come to expect from Sharecare.

Who can we contact if we need additional information?	Please feel free to reach out to your supervisor/manager if you have questions or need additional information. If you receive any questions or concerns from your customers/vendors and are not sure how to address them, please contact [NAME REDACTED] at [EMAIL REDACTED].

Customer/Prospect & Product Questions:

Question	Answer

Once the transaction closes, will our partners or customers see any difference as a result of this announcement?

Until we close, it is business as usual. Our customers and partners will continue to experience the same high-level of service they have come to expect from Sharecare.

We believe that our future partnership with Altaris, an experienced, growth-oriented investor, will position us to help customers better address their and their workforces’ needs, while unlocking our team’s ability to take a customer-centric and long-term view to grow our business.

How will Sharecare’s clients benefit from this new relationship?	We believe that our future partnership with Altaris, an experienced, growth-oriented investor, will position us to help customers better address their and their workforces’ needs, while unlocking our team’s ability to take a customer-centric and long-term view to grow our business.

In light of this transaction, why should clients continue to do business with Sharecare?	We believe our customers and partners will continue to experience the same high-level of service they have come to expect from Sharecare. Further, we believe this transaction will provide additional flexibility and resources to deliver increased value to Sharecare’s customers across its three business channels.

What does this transaction mean for Sharecare’s financial stability going forward?	We believe the go-private transaction will fortify Sharecare’s already solid financial stability, providing us with additional flexibility and resources to deliver increased value to our customers across our three business channels.

Will any of Sharecare’s channels, products, or services be discontinued or divested as part of this transaction?	At this time, there are no plans to discontinue any parts of our business and we will share any developments as they occur.

Will the pricing for Sharecare’s products be affected by the transaction?	Sharecare’s pricing models are based on a number of factors and are designed to ensure we can deliver our customers value for the services they purchase. We expect to continue to approach how we price our products in a careful, thoughtful manner based on the value they provide.

If prospects, customers, or partners want more information about the news, where should I direct them?	Information about the transaction can be found in the press release and related public filings, which will be available on the Investor Relations section of the Sharecare website. As information becomes available through this process, we intend to communicate consistently with all of our key stakeholders.

Miscellaneous Questions

Question	Answer
How will this impact Sharecare being a publicly traded company?	Until the deal closes, which we expect will be in the fourth quarter of 2024, subject to satisfaction of closing conditions, it is business as usual. Upon completion of the transaction, Sharecare will become a privately held company and its common stock will no longer be listed on any public stock exchange.

Will there be job eliminations due to this combination?	Until the deal closes, it is business as usual. As always, whenever staffing needs do change, we communicate to impacted employees and provide support as they work to find other job opportunities.

Will my compensation, benefits, or 401k change?	Until the transaction closes, we are operating as usual, and there will be no changes to your benefits or compensation related to the transaction. In terms of what will happen post-close, we believe Altaris shares a similar commitment to providing competitive compensation and benefits plans to employees in recognition of the important role our employees play in our success.

***	As we continue to work toward deal close, we will update these FAQs with additional details.***

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Sharecare, Inc. (“Sharecare”). In connection with the proposed transaction, Sharecare will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Sharecare’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Sharecare may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to Sharecare’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, SHARECARE’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Sharecare’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Sharecare, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Sharecare, Inc., 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305, Attention: Investor Relations, investors@sharecare.com, or from Sharecare’s website www.sharecare.com.

Participants in the Solicitation

Sharecare and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Sharecare’s directors and executive officers is available in Sharecare’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Executive Compensation,” “Director Compensation” and “Stock Ownership” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in Sharecare’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Jeffrey T. Arnold on May 17, 2024; Form 4, filed by Dawn Whaley on May  17, 2024; Form 4, filed by Justin Ferrero on May  17, 2024; Form 4, filed by Carrie Ratliff on May  17, 2024; Form 4, filed by Michael Blalock on May  17, 2024; Form 4, filed by Colin Daniel on May  17, 2024; Form 4, filed by Jeffrey A. Allred on June  12, 2024; Form 4, filed by John Huston Chadwick on June  12, 2024; Form 4, filed by Kenneth R. Goulet on June  12, 2024; Form 4, filed by Brent D. Layton on June  12, 2024; Form 4, filed by Rajeev Ronanki on June  12, 2024; Form 4, filed by Rajeev Ronanki on June  18, 2024; Form 4, filed by Kenneth R. Goulet on June  18, 2024; Form 4, filed by Colin Daniel on June  18, 2024; Form 4, filed by Carrie Ratliff on June  18, 2024; Form 4, filed by Veronica Mallett on June  18, 2024; Form 4, filed by Jeffrey Sagansky on June  18, 2024; Form 4, filed by John Huston Chadwick on June  18, 2024; Form 4, filed by Justin Ferrero on June  18, 2024; Form 4, filed by Nicole Torraco on June  18, 2024; and Form 4, filed by Alan G. Mnuchin on June 18, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.